Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Simmons First National Corporation (the "Company"), on Form 10-K/A for the period ending December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, David W. Garner, Executive Vice President, Controller and Chief Accounting Officer of the Company, hereby certifies that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 23, 2015

/s/ David W. Garner
David W. Garner
Executive Vice President, Controller
and Chief Accounting Officer